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                                                                    Exhibit 10.3

                   ADDENDUM TO AGREEMENT DATED 20TH MAY 2005


THIS ADDENDUM is made on the 7th day of April Two Thousand And Six (2006).


WHEREAS

Pursuant to the Agreement made on the 20th day of May Two Thousand And Five (2005, between M2B COMMERCE LTD ("M2B), and ALLSPORTS INTERNATIONAL LTD ("AI"), (AGREEMENT").

ITS IS AGREED AS FOLLOWS:

a) In reference to Clause 2.2, AI agrees that the Clause shall be replaced and read as follows:

         2.2 a) A monthly royalty fee of 40% of the net profit received in the digit games shall be payable to AI.

               b) In the event of net loss position, M2B shall absorb all the losses and no royalty fee shall be payable to AI.

b) All other clauses under the Agreement shall remain unchanged and in force by the parties concerned.


/s/                                          /s/
____________________________________         ___________________________________
Initialed by representative from M2B         Initialed by representative from AI

Addendum between M2B COMMERCE LTD and ALLSPORTS INTERNATIONAL LTD dated 7th April 2006.







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c)       This Addendum is effective from the 1st day of January Two Thousand And
         Six (2006).

END OF CLAUSES


SIGNED by Colin Binny
for and on behalf of
M2B Commerce Ltd in the presence of
Francis Foong(Witness)


SIGNED by /s/
for and on behalf of
ALLSPORTS International Ltd in the presence of
Mike Koh (Witness)




                                             /s/
____________________________________         ___________________________________
Initialed by representative from M2B         Initialed by representative from AI

Addendum between M2B COMMERCE LTD and ALLSPORTS INTERNATIONAL LTD dated 7th April 2006.